TOUCHSTONE STRATEGIC TRUST
(the “Trust”)

TOUCHSTONE MID CAP GROWTH FUND

Supplement dated November 22, 2019 to the Prospectus and
Statement of Additional Information (“SAI”) dated July 30, 2019, each as may be amended or supplemented from time to time

Notice of Reduction in Advisory Fee

The Board of Trustees of the Trust, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the advisory fee of the Touchstone Mid Cap Growth Fund (the “Fund”).

Effective December 1, 2019, the Fund will pay its investment advisor, Touchstone Advisors, Inc. (the “Advisor”), an advisory fee at an annualized rate of 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $200 million, and a reduced fee of 0.60% on assets over $1.2 billion. Prior to December 1, 2019, the Fund paid its Advisor an advisory fee at an annualized rate of 0.75% on the first $500 million, 0.70% on the next $500 million and 0.65% on assets over $1 billion. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.

Accordingly, the disclosure in the section of the SAI entitled “The Advisor - Fees Paid to the Advisor” is revised as follows:

Fund	Investment Advisory Fee
Mid Cap Growth Fund	0.75% on first $500 million of assets;
0.70% on next $500 million of assets;
0.65% on next $200 million of assets; and
0.60% on assets over $1.2 billion

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-S2-1911